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                                                                Exhibit 10.30


                              CONSULTING AGREEMENT


         THIS AGREEMENT is between APACHE CORPORATION ("Apache") and JOHN A. KOCUR ("Consultant"). The Effective Date of this Agreement is November 1, 1993.

                                    RECITALS

         1. Consultant is engaged in an independent occupation, profession, and/or business related to services to be performed for Apache; and

         2. The parties wish to enter into a service relationship to be governed by the terms and conditions set forth herein;

                              TERMS AND CONDITIONS

         THEREFORE, in consideration of the mutual promises set forth herein, the sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Term. The term of this Agreement shall last from the Effective Date until terminated by either party upon written notice.

         2. Services to be Provided. Consultant shall provide Apache with professional legal services, as requested by Apache.

         3. Termination. Consultant's inability or failure to perform, or its gross negligence in the performance of services under this Agreement shall constitute a breach of this Agreement and allow for immediate termination without notice.

         4. Payment. Apache shall pay Consultant at the rate of $25,000 per month or partial month worked.

         5. Expenses. Apache shall reimburse Consultant for all the approved actual and reasonable expenses (such as travel, lodging and meals when out-of-town) incurred in the course of performing services hereunder.

         6. Contractual Relationship. Consultant shall be considered at all times an independent contractor.

         7. CONSULTANT IS AND SHALL BE SOLELY LIABLE FOR ANY FEDERAL AND STATE INCOME AND WITHHOLDING TAXES, FICA TAXES APPLICABLE TO THIS AGREEMENT OR ANY SERVICES PROVIDED HEREUNDER.

         8. Applicable Law. This Agreement shall be interpreted in accordance with the laws of the State of Texas.
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         9.      Severability of Terms.  If any provision of this Agreement shall be deemed void or unenforceable, the remainder of this Agreement shall remain in full force and effect.

         10. Entire Agreement. This Agreement represents the entire agreement between the parties related to the services of Consultant, and no representation, warranties, or other statements or promises have been made by any party in connection with this Agreement.

         11. Amendment. This Agreement can be modified or amended only by written agreement signed by both parties.


         APACHE CORPORATION                       CONSULTANT



By:  /s/ ROGER B. RICE                        /s/ JOHN A. KOCUR
     Roger B. Rice                            John A. Kocur
     Vice President-Human Resources